UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2005

                             KNOCKOUT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

              Delaware                   000-32007               13-4024018
              --------                   ---------               ----------
  (State or other jurisdiction of       (Commission            (IRS Employer
           incorporation)               File Number)         Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                     60164
        --------------------------------------                     -----
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On August 22, 2005, the Board of Directors of Knockout Holdings, Inc. (the "Company") appointed David E. Malone as the Company's Co-Chief Executive Officer and President, effective immediately. Mr. Malone had been appointed as the Company's Chief Operating Officer in June 2005, and he will continue to serve in that capacity. John Bellamy will act in the capacity of Co-Chief Executive Officer and also will continue to serve as Chairman of the Company's Board of Directors. As reported in a Form 8-K filed by the Company on September 16, 2005, Mr. Malone resigned from the position of Chief Executive Officer on September 12, 2005. The September 16, 2005 Form 8-K incorrectly states that Mr. Bellamy was appointed Chief Executive Officer on September 12, 2005, since Mr. Bellamy never resigned from the Chief Executive Officer position.

         Prior to becoming the Company's Chief Operating Officer on June 21, 2005, Mr. Malone served as senior vice president of Mesirow Financial from 2004 to 2005 and project executive for Illinois Property Asset Management, LLC, during the same period, where he provided real estate strategy and consulting to the State of Illinois. Prior to joining Mesirow, Mr. Malone served as chief procurement officer for the city of Chicago from 2000 to 2004, where he was responsible for overseeing contract awards and purchases for the city of Chicago. Mr. Malone has also served as director of worldwide procurement for R.R. Donnelley & Sons Co. from 1999 to 2000; director of purchasing and supplier development for Avery Dennison Corporation from 1994 to 1998; and commodity manager at Xerox Corporation from 1992 to 1994. Mr. Malone is a member of the editorial review board for the Institute of Supply Management and serves on the advisory board for the Foundation for the Midsouth.

         There are no family relationships between Mr. Malone and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers. There was no transaction during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Mr. Malone had or is to have a direct or indirect material interest, other than Mr. Malone serving as Chief Operating Officer.

         In connection with the appointment of Mr. Malone as Chief Executive Officer and President, on August 22, 2005 the Company entered into an employment agreement with Mr. Malone. Under the terms of the employment agreement, Mr. Malone will receive an annual base salary of $240,000, subject to annual review by the Company's board of directors, and will be eligible to receive an annual bonus equal to 50% of his annual base salary, subject to reaching certain benchmarks to be agreed upon for years 2006 through 2009. In addition, Mr. Malone will be entitled to receive additional percentage compensation equal to 1.5% of (a) for calendar year 2005, 50% of gross sales, (b) for years 2006 through 2008, gross sales in excess of the prior year's gross sales and (c) for January 1, 2009 through August 22, 2009, gross sales in excess of 60% of the gross sales for calendar year 2008. Mr. Malone also will be entitled to receive a stock option grant to purchase 1,500,000 shares of the Company's common stock pursuant to a stock option plan to be adopted. In addition, Mr. Malone will be entitled to receive an option to acquire 5,284,088 shares of the Company's common stock from John Bellamy and 1,715,912 shares of the Company's common stock from Isaac Horton, who is a member of the Company's Board of Directors and is the Company's secretary. In the event Mr. Malone is terminated without cause, he is entitled to receive his annual base salary for 12 months plus the additional percentage compensation described above for the remainder of his original term of employment.

         On August 22, 2005, the Company also entered into an employment agreement with Richard Han, as the Company's Chief Financial Officer. Under the terms of the employment agreement, Mr. Han will receive an annual base salary of $200,000, subject to annual review by the Company's Board of Directors, and will be eligible to receive an annual bonus equal to 50% of his annual base salary, subject to reaching certain benchmarks to be agreed upon for years 2006 through 2009. In addition, Mr. Han will be entitled to receive additional percentage compensation equal to 1.25% of (a) for calendar year 2005, 50% of gross sales,
(b) for years 2006 through 2008, gross sales in excess of the prior year's gross sales and (c) for January 1, 2009 through August 22, 2009, gross sales in excess of 60% of the gross sales for calendar year 2008. Mr. Han also will be entitled to receive a stock option grant to purchase 1,150,000 shares of the Company's common stock pursuant to a stock option plan to be adopted. In addition, Mr. Han will be entitled to receive an option to acquire 4,415,988 shares of the Company's common stock from John Bellamy and 1,434,012 shares of the Company's common stock from Isaac Horton. In the event Mr. Han is terminated without cause, he is entitled to receive his annual base salary for 12 months plus the additional percentage compensation described above for the remainder of his original term of employment.

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

Item 5.02 Departure of Directors or Principal Offices; Election of Directors; Appointment of Principal Officers.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                                      Description
--------------------------------------------------------------------------------
10.1 Employment Agreement, dated August 22, 2005, by and among the Company, David Malone, John Bellamy and Isaac Horton (Incorporated by reference to the Company's quarterly report on Form 10-QSB for the fiscal quarter ended June 30, 2005, filed with the Securities and Exchange Commission on August 22, 2005)
10.2 Employment Agreement, dated August 22, 2005, by and among the Company, Richard Han, John Bellamy and Isaac Horton (Incorporated by reference to the Company's quarterly report on Form 10-QSB for the fiscal quarter ended June 30, 2005, filed with the Securities and Exchange Commission on August 22, 2005)

























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KNOCKOUT HOLDINGS, INC.


Dated: January 27, 2006                  By:  /s/ John Bellamy
                                             -----------------------------------
                                         Name:    John Bellamy
                                         Title:   Chief Executive Officer





























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